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                                 UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             _____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 June 28, 2000



               Borden Chemicals and Plastics Limited Partnership
               -------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                    --------------------------------------
                (State or Other Jurisdiction of Incorporation)

            1-9699                                         31-1269627
          ----------                                      ------------
    (Commission File Number)                            (I.R.S. Employer
                                                        Identification No.)



Highway 73
Geismar, Louisiana                                             70734
----------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)



                                 (225)673-6121
               ------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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ITEM 5: OTHER EVENTS.
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      Incorporated by reference is a press release issued by the Registrant on
June 28, 2000, attached hereto as Exhibit 99.



ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

(c)   Exhibits
      --------


Exhibit 99 Press Release issued June 28, 2000 regarding sale of assets to Borden Chemical, Inc.
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                                   SIGNATURE



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 28, 2000



                              BORDEN CHEMICALS AND PLASTICS LIMITED PARTNERSHIP

                              By:  BCP Management, Inc., its General Partner


                              By:  /s/ James O. Stevning
                                 -----------------------------
                                 Name:  James O. Stevning
                                 Title: Chief Financial Officer
                                        and Treasurer
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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.        Description
-----------        -----------

99 Press Release issued June 28, 2000 regarding sale of assets to Borden Chemical, Inc.